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                             Target Portfolio Trust
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                     Target Total Return Bond Portfolio And
                    Target Intermediate-Term Bond Portfolio

                   Supplement to prospectus dated May 1, 2000

How the Trust Is Managed

   The third paragraph under the heading 'How the Trust Is Managed, Advisers and Portfolio Managers--Total Return Bond Portfolio and Intermediate-Term Bond Portfolios' is amended to read in its entirety as follows:

   Chris Dialynas is a Managing Director, portfolio manager and a senior member of PIMCO's investment strategy group, and has been associated with PIMCO since 1980. He has 22 years of investment experience, is a graduate of Pomona College, where he studied Economics, and holds and M.B.A. in Finance from the University of Chicago.

              The date of this supplement is dated August 17, 2000
TMF158C4